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EXHIBIT A.(10)(a)(iii)
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NORTHSTAR LIFE                         VARIABLE GROUP UNIVERSAL LIFE APPLICATION

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Northstar Life Insurance Company - University Corporate Centre at Amherst -
Suite 424 - 100 Corporate Parkway - Amherst, New York 14226
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
        EMPLOYEE APPLICATION                                                                            POLICY NUMBER:
                                                                                                            19974
        INSURED'S INFORMATION                                                                           --------------
        --------------------------------------------------------------------------------------------------------------
        NAME                                               DATE OF BIRTH       SOCIAL SECURITY NUMBER      GENDER

        John C. Doe                                        01-01-61            123-45-6789               [X] M  [ ] F
        --------------------------------------------------------------------------------------------------------------

        STREET ADDRESS                  CITY                                   STATE                    ZIP CODE

        456 Main Street,                Anytown                                USA                      00000
        --------------------------------------------------------------------------------------------------------------
        EMPLOYER                                                               EMPLOYMENT LOCATION
        ABC COMPANY                                                            Anytown, USA
        --------------------------------------------------------------------------------------------------------------
        DATE OF EMPLOYMENT              ANNUAL SALARY                          Daytime TELEPHONE NUMBER
        05-01-97                        $50,000                               (000) 222-3333
        --------------------------------------------------------------------------------------------------------------
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     Yes[ ] No [X] Have you used tobacco in any form during the past 12 months?
     Yes[X] No [ ] On the date you sign this application, are you actively working at your employer's normal place of business at least 20 hours per week?

To be eligible for insurance under the group policy an employee must be actively working at his or her employer's normal place of business at least 20 hours per week on the date he or she signs this application for coverage, and for 20 hours per week for each of the 4 week(s) immediately prior to the date this application for coverage is approved by Northstar Life.
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         BENEFICIARY'S NAME                                      SOCIAL SECURITY NUMBER              RELATIONSHIP AND CLASS

         Jane A. Doe                                             234-56-7890                          Spouse - Class 1
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         MAILING ADDRESS
         456 Main Street, Anytown, USA 00000
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Insurance Information
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

(1) Employee Paid                            $ 50,000             1 x Salary     Employee Premium:          (1) $ 8.70
    Insurance Amount
    (if applying for over the guaranteed                                         Additional Amount Paid:    (2) $ 0
    issue amount, please complete Evidence
    of Insurability form.)                                                       Spouse/Child Rider
                                                                                 Premium:                   (3) $ 5.60

(2) Spouse/Child Term Rider                  $ 25,000             $5,000
    (If elected, please list
    names and dates of birth below.)                                             Child Rider Premium:       (4) $ N/A

(3) Child Term Rider                         $ N/A                               Total Premium:
    (If elected, please list                                                     (Add Lines 1-4)                $ 14.30
    names and dates of birth below.)
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SPOUSE'S NAME                                                                          DATE OF BIRTH

          Jane A. Doe                                                                        02-10-61
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
Child's Name          Date of Birth                       Child's Name                    Date of Birth

Joe B. Doe           03-01-91
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ACCOUNT OPTIONS

Please select the allocation of net premium:
(Allocations must total 100%. Minimum of 10% in any account, allocations must be in increments of 1%.)

20% GUARANTEED ACCOUNT


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SUB-ACCOUNT OPTIONS

FIXED                                       BALANCED                                   EQUITY
-----                                       --------                                   ------
20% BOND                                    20 % ASSET ALLOCATION                      20 % CAPITAL APPRECIATION
  % MATURING GOVERNMENT BOND 2010                                                      20 % GROWTH
  % MONEY MARKET                                                                          % INDEX 500
  % MORTGAGE SECURITIES                                                                   % INTERNATIONAL STOCK
  % VIP HIGH INCOME                                                                       % SMALL COMPANY GROWTH
  % GLOBAL BOND                                                                           % VALUE STOCK
                                                                                          % VIP EQUITY-INCOME
                                                                                          % VIP II CONTRAFUND
                                                                                          % SMALL COMPANY VALUE
                                                                                          % INDEX 400 MID-CAP
                                                                                          % MICRO-CAP GROWTH
                                                                                          % MACRO-CAP VALUE

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OWNER

The Proposed Insured will be the Owner of any policy issued on this application, unless requested otherwise below. The Owner has every benefit, right or privilege given by policy terms. Policy transactions between Northstar Life and the Owner do not require the Insured's notice or consent.

Name (If a Corporation, give the state in which it is incorporated)
                                                                   -------------

Relationship to Proposed Insured
                                ------------------------------------------------

Tax I.D. Number or Social Security Number
                                         ---------------------------------------

Owners Address
              ------------------------------------------------------------------

City                                       State         Zip Code
    ---------------------------------------     ---------        ---------------

I agree that because this application is for a Variable Group Universal Life policy, that Northstar Life, if it is unable for any reason to collect funds for units which have been allocated to a sub-account under the policy applied for, may redeem for itself the full value of such units. If such units are no longer available, it may recover that value from any other units of equal value available under the policy.

I UNDERSTAND THAT THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT (OR BOTH) OF THE POLICY APPLIED FOR MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT RESULTS OF THE SUB-ACCOUNTS OF THE SEPARATE ACCOUNT. I UNDERSTAND THAT THE ACCOUNT VALUE OF THE POLICY APPLIED FOR INCREASES AND DECREASES DEPENDING ON THE INVESTMENT RESULTS. THERE IS NO GUARANTEED MINIMUM ACCOUNT VALUE FOR NET PREMIUMS INVESTED IN THE SUB-ACCOUNTS.

The information contained in this application is true and complete.

EMPLOYEE'S SIGNATURE (or owner's if different)                           DATE

X  /s/ John C. Doe                                                     05-01-97
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INVESTMENT SUITABILITY -TO BE COMPLETED BY OWNER

NASD rules require inquiry concerning the financial condition of individuals applying for variable policies. The proposed Owner must supply such information so that an informed judgement may be made as to the suitability of the investment for the Owner.

NOTE:    IF THE PROPOSED INSURED AND PROPOSED OWNER ARE NOT THE SAME, THE
PROPOSED OWNER MUST COMPLETE QUESTIONS 9-11 ALSO.

  1. HAVE YOU RECEIVED THE PROSPECTUS FOR THE NORTHSTAR LIFE VARIABLE UNIVERSAL LIFE ACCOUNT, WHICH INCLUDES PROSPECTUSES FOR THE ADVANTUS SERIES FUND, INC. AND THE FIDELITY'S VARIABLE INSURANCE PRODUCTS FUNDS?
                                                            [X] YES       [ ] NO

  2. WOULD YOU LIKE US TO SEND YOU A STATEMENT OF ADDITIONAL INFORMATION REFERRED TO IN THE PROSPECTUSES NAMED ABOVE?
                                                            [X] YES       [ ] NO

  3.    ARE YOU A SPOUSE OR DEPENDENT CHILD OF A PERSON WHO IS AN EMPLOYEE OF
        NORTHSTAR LIFE?                                     [ ] YES       [X] NO

  4.    DEPENDENTS: [X]  SPOUSE         AGE    36          CHILDREN AGES       6
                                              ----                            --
  5.    CURRENT APPROXIMATE:

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
        ANNUAL INCOME $ 50,000   ASSETS $ 150,000   DEBT $ 50,000    TAX BRACKET    28%
                      ---------         ---------        ---------               ---------
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  6.    OTHER INVESTMENTS:
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
             Savings                        $10,000                           Balanced/Total Return Funds         $
                                            -------                                                               -------
             Insurance Cash Value           $                                 Stock Funds                         $
                                            -------                                                               -------
             Real Estate                    $85,000                           Bond Funds                          $
                                            -------                                                               -------
             Business Interests             $                                 Individual Stocks                   $
                                            -------                                                               -------
             Retirement Funds               $                                 Individual Bonds                    $
                                            -------                                                               -------
             Other                          $
                                            -------

  7. Ranking of Investment Objectives - (Rank 1-5, in order of importance):
         5   Capital Preservation/Conservative Income                         1        Growth
        ---                                                                  ---
         4   Current Income                                                   2        Aggressive Growth
        ---                                                                  ---
         3   Total Return/Conservative Growth
        ---
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
  8. Risk Tolerance (please check one): [ ] Low Risk         [X] Moderate Risk        [ ] High Risk

PLEASE ANSWER THE FOLLOWING QUESTIONS IF THE PROPOSED INSURED AND THE PROPOSED OWNER ARE NOT THE SAME.

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  9. Employer
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     Address
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     Occupation                                        Years Employed
               ---------------------------------------                ----------
  10. Are you of legal age in the state of your mailing address? [ ] Yes  [ ] No

  11. Face amount of life insurance in force (on the proposed Owner) $
                                                                      ----------

  The information contained in this application is true and complete.
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        EMPLOYEE'S SIGNATURE (or owners if different)                     DATE
        x     /s/ John C. Doe                                           05-01-97
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                              FOR HOME OFFICE USE
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        SUITABILITY ACCEPTED BY REGISTERED PRINCIPAL                      DATE

        /s/ Sam S. Smith                                                05-01-97
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